UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 6, 2004 (April 30, 2004)


                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                       000-33151                 45-0420093
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                 4483 West Reno Avenue, Las Vegas, Nevada 89118
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (702) 221-8070

Item 5.    Other Events and Reported FD Disclosure.

On April 30, 2004, Voyager Entertainment International, Inc. and The Rio All-Suite Hotel & Casino in Las Vegas mutually agreed to discontinue negotiations to build "The World's Tallest Observation Wheel" at the property of The Rio All-Suite Hotel & Casino. A copy of Voyager's press release dated April 30, 2004, which describes the foregoing, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)   Exhibit Number    Description
                 --------------    -----------

                 99.1 Press Release of Voyager Entertainment International, Inc., dated April 30, 2004



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


Date:  May 6, 2004                     /s/ Richard L. Hannigan, Sr.
                                       ----------------------------------------
                                       Richard L. Hannigan, Sr.
                                       President and Chief Executive Officer